                                                                    EXHIBIT 10.9

                SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE


$10,000,000                                                   September 10, 2001


            FOR VALUE RECEIVED, the undersigned Robotic Vision Systems, Inc.(successor by merger to CiMatrix LLC, Acuity Imaging LLC, Systemation Engineered Products, Inc., Vanguard Automation, Inc. and Northeast Robotics LLC) (each a "Borrower" and collectively "Borrowers"), jointly and severally, by this promissory note (hereinafter, called this "Note"), absolutely and unconditionally promise to pay to the order of PNC Bank, National Association (hereinafter, together with its successors in title and assigns, called the "Bank"), the principal sum of Ten Million Dollars ($10,000,000), or so much thereof as shall have been advanced by the Bank to the Borrowers by way of Advances under the Credit Agreement (as hereinafter defined) and shall remain outstanding, such payment to be made as hereinafter provided, and to pay interest on the principal sum outstanding hereunder from time to time from the date hereof until the said principal sum or the unpaid portion thereof shall have become due and payable as hereinafter provided.

            Capitalized terms used herein without definition shall have the meaning set forth in the Credit Agreement.

            The unpaid principal (not at the time overdue) under this Note shall bear interest at the rate or rates from time to time in effect under the Credit Agreement. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Credit Agreement.

            On April 28, 2003, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrowers hereunder, and the Borrowers hereby promise to pay to the Bank, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

            This Note is intended to replace that certain Amended and Restated Revolving Credit Note in the amount of $20,000,000 dated as of June 12, 2000. Said note was canceled upon reissuance of this Note, and this Note is neither a satisfaction nor novation thereof.

            The Borrowers authorize the Bank to make or cause to be made at or about the time of any Advance or at the time of receipt of any payment of principal of this Note, an appropriate notation on the Schedule annexed hereto reflecting the making of such Advance or the receipt of such payment. The outstanding amount of the Advances set forth on the Schedule annexed hereto shall be prima facie evidence of the principal amount thereof owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on the Schedule shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

            Each overdue amount (whether of principal, interest or otherwise) payable on or in respect of this Note or the indebtedness evidenced hereby shall (to the extent permitted by applicable law) bear interest at the rates and on the terms provided by the Credit Agreement. The unpaid interest accrued on each overdue amount in accordance with the foregoing terms of this paragraph shall become and be absolutely due and payable by the Borrowers to the Bank on demand by the Bank. Interest on each overdue amount will continue to accrue as provided by the foregoing terms of this paragraph, and will (to the extent permitted by applicable law) be compounded daily until the obligations of the Borrowers in respect of the payment of such overdue amount shall be discharged (whether before or after judgment).

            Each payment of principal, interest or other sum payable on or in respect of this Note or the indebtedness evidenced hereby shall be made by the Borrowers directly to the Bank in dollars, for the account of the Bank, at the address of the Bank set forth in the Credit Agreement, on the due date of such payment, and in immediately available and freely transferable funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deductions, withholdings, restrictions or conditions of any nature.

            This Note is made and delivered by the Borrowers to the Bank pursuant to the Revolving Credit and Security Agreement, dated as of April 28, 2000, among the Borrowers, the Bank, as agent and the lenders thereto and is entitled to the benefits of said Revolving Credit and Security Agreement (hereinafter, as originally executed, and as now or hereafter amended, modified, varied, supplemented or amended and restated called the "Credit Agreement"). This Note evidences the obligation of the Borrowers (a) to repay the principal amount of the Advances made by the Bank to the Borrowers pursuant to the Credit Agreement; (b) to pay interest as herein and therein provided, on the principal amount hereof remaining unpaid from time to time; and (c) to pay other amounts which may become due and payable hereunder or thereunder as herein and therein provided.

            The Borrowers will have the right to prepay the unpaid principal of this Note in full or in part upon the terms contained in the Credit Agreement or any other agreement between the Bank and the Borrower. The Borrowers will have an obligation to prepay principal of this Note from time to time if and to the extent required under, and upon the terms contained in, the Credit Agreement. Any partial payment of the indebtedness evidenced by this Note shall be applied in accordance with the terms of the Credit Agreement.

            Pursuant to and upon the terms contained in the Credit Agreement, the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby may be declared to be immediately due and payable, whereupon the entire unpaid principal of this Note, all of the interest accrued on the unpaid principal of this Note and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall (if not already due and payable) forthwith become and be due and payable to the Bank without presentment, demand, protest or any other formalities of any kind, all of which are hereby expressly and irrevocably waived by the Borrowers, excepting only for notice expressly provided for in the Credit Agreement.

            All computations of interest payable as provided in this Note shall be made by the Bank on the basis of the actual number of days elapsed and a 360 day year. The interest rate in effect from time to time shall be determined in accordance with the terms of the Credit Agreement.

            Should all or any part of the indebtedness represented by this Note be collected by action at law, or in bankruptcy, insolvency, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, the Borrowers hereby promises to pay to the holder of this Note, upon demand by the holder hereof at any time, in addition to principal, interest and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby, all court costs and reasonable attorneys' fees and all other collection charges and expenses reasonably incurred or sustained by the holder of this Note.

            The Borrowers hereby irrevocably waive notice of acceptance, presentment, notice of nonpayment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, acceptance, collection and/or enforcement of this Note, except for notices expressly provided for in the Credit Agreement. The Borrowers hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of New York and of any federal court located in the County of New York, State of New York in connection with any actions or proceedings brought against the Borrowers by the holder hereof arising out of or relating to this Note.

            This Note is intended to take effect as a sealed instrument. This Note and the obligations of the Borrowers hereunder shall be governed by and interpreted and determined in accordance with the laws of the State of New York.


            IN WITNESS WHEREOF, this REVOLVING CREDIT NOTE has been duly executed by the undersigned on the day and in the year first above written.



                                    ROBOTIC VISION SYSTEMS, INC.



                                    By:
                                       ---------------------------------------
                                        Name: Pat V. Costa
                                        Title: President
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                        SCHEDULE TO REVOLVING CREDIT NOTE


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                          AMOUNT             AMOUNT            NOTATION
      DATE               OF LOAN              PAID              MADE BY
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